Important Notice Regarding Change in
Investment Policy
Federated Hermes SDG Engagement Equity Fund
A Portfolio of Federated Hermes Adviser Series
CLASS A SHARES (TICKER FHEQX)
INSTITUTIONAL SHARES (TICKER FHESX)
CLASS R6 SHARES (TICKER FHERX)

SUPPLEMENT TO CURRENT SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
The Board of Trustees of Federated Hermes Adviser Series has approved a change in non-fundamental investment policy for the Federated Hermes SDG Engagement Equity Fund (the “Fund”) in connection with amendments adopted by the Securities and Exchange Commission (the “SEC”) to Rule 35d-1 (the “Rule”) under the Investment Company Act of 1940, as amended. The change in policy will become effective concurrent with the effective date of the Fund’s next registration statement, which is anticipated to be December 29, 2026, unless the SEC postpones, delays, reconsiders or repeals the amendments to the Rule in which case shareholders will be further notified (the “Effective Date”). The change in policy is not expected to result in any changes to the investment process used in managing the Fund and is being made to comply with the requirements of the amendments to the Rule.
On the Effective Date, please make the following changes:
1. Under “Fund Summary Information” in the section “What are the Fund’s Main Investment Strategies?” and in the Prospectus section “What are the Fund’s Investment Strategies?,” please delete the following disclosure in its entirety:
“The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in equity securities.”
and replace it with:
“Under normal circumstances, the Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in equity securities which in the Adviser’s view also provide the potential for contributing to positive societal impact aligned to the United Nations Sustainable Development Goals.
For purposes of the Fund’s investment strategy, the Fund will define the term “engagement” and set a clear standard to measure “engagement.” Equity securities include, but are not limited to, common stock, real estate investment trusts, foreign securities, depositary receipts and domestically traded securities of foreign issuers and foreign exchange contracts.”

2. Under the Statement of Additional Information section “Investment Objective (and Policies) and Investment Limitations” under “Non-Fundamental Names Rule Policy,” please delete the following disclosure in its entirety:
“The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in equity securities.”
and replace it with:
“Under normal circumstances, the Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in equity securities which in the Adviser’s view also provide the potential for contributing to positive societal impact aligned to the United Nations Sustainable Development Goals.
For purposes of the Fund’s investment strategy, the Fund will define the term “engagement” and set a clear standard to measure “engagement.” Equity securities include, but are not limited to, common stock, real estate investment trusts, foreign securities, depositary receipts and domestically traded securities of foreign issuers and foreign exchange contracts.”
June 16, 2026

Federated Hermes SDG Engagement Equity Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q457254 (6/26)
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